Exhibit 99.2

Agency Agreement

Between

ROI Land Investments, LTD

and

Computershare Trust Company, N.A., as Collateral Agent

and

Computershare Inc., as Paying Agent

THIS AGREEMENT (this “Agreement”), effective as of October 14, 2014 is by and between ROI Land Investments, LTD, a Nevada corporation, having its principal office and place of business at 825 Lebourgneuf Blvd, Suite 315, Quebec, Canada G2J 0B9 (the “Company”), Computershare Inc., a Delaware corporation, having its principal office and place of business at 250 Royall Street, Canton, Massachusetts 02021, solely in its capacity as paying agent (the “ Paying Agent” or “Computershare”) and, Computershare Trust Company, N.A., a national banking association, solely in its capacity as collateral agent (the “Collateral Agent” or the “Trust Company”).

WHEREAS, Company desires to appoint Computershare as sole Paying Agent and processor of all payments received or made by Company under this Agreement;

WHEREAS, each of the Holders has appointed the Trust Company as Collateral Agent to act on its behalf as Collateral Agent under the Note Documents to which Collateral Agent is a party, and authorized Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to Collateral Agent by the terms thereof;

WHEREAS, Trust Company and Computershare will each separately provide specified services covered by this Agreement and, in addition, Trust Company may arrange for Computershare to act on behalf of Trust Company in providing certain of its services covered by this Agreement; and

WHEREAS, Trust Company and Computershare desire to accept such respective appointments and perform the services related to such appointments;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Certain Definitions.

Capitalized terms used but not defined herein shall bear the meanings give to such terms in the Note Purchase Agreement.

1.1 “Account” shall mean the account of each Holder which reflects any full or fractional Notes held by such Holder, outstanding funds, or reportable tax information.

1.2 “Agreement” shall mean this agreement and any and all exhibits or schedules attached hereto and any and all amendments or modifications which may from time to time be executed.

1.3 “Business Day” shall mean any day, other than a Saturday or a Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

1.4 “Holder” shall mean the holder of record of Notes.

1.5 “Holder Data” shall mean all information maintained on the records database of Paying Agent concerning Holders.

1.6 “Notes” shall mean the Series A Notes, the Series B Notes, the Series C Notes and the Series D Notes, respectively and “Note Purchase Agreement” shall mean that certain note purchase agreement, entered into by Company, each Holder party thereto, Trust Company, in its capacity as Collateral Agent, and Computershare, in its capacity as Paying Agent, with respect to a particular series of Notes.

1.7 “Series A Notes” shall mean Company’s 10% Series A Convertible Notes due October 14, 2017

1.8 “Series B Notes” shall mean Company’s 8% Series B Convertible Notes due October 14, 2017

1.9 “Series C Notes” shall mean Company’s 10% Series C Convertible Notes due October 14, 2017

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2.0 “Series D Notes” shall mean Company’s 10% Series D Convertible Notes due October 14, 2017

2.1 “Services” shall mean all services performed or made available by Paying Agent pursuant to this Agreement.

2.	AppointmenT.

2.1 Appointments. Company hereby appoints Trust Company to act as sole Paying Agent for all Notes and appoints Computershare as the service provider to Trust Company and as processor of all payments received or made by or on behalf of Company under this Agreement, and Trust Company and Computershare accept the respective appointments. Paying Agent is engaged in an independent business and will perform its obligations under this Agreement as an agent of Company.

2.2 Documents. In connection with the appointments herein, Company has provided or will provide the following documents to Paying Agent:

(a)	Specimens of the signatures of the officers of Company authorized to sign Note certificates and authorized to sign written instructions and requests; and
(b)	A certificate of Company as to the Notes authorized, issued and outstanding.

2.3 Records. Paying Agent may adopt as part of its records all Holders lists, Note ledgers, records, books, and documents which have been employed by Company or any of its agents and which are certified to be true, authentic and complete. Paying Agent shall keep records relating to the Services, in the form and manner it deems advisable. Paying Agent agrees that all such records prepared or maintained by it relating to the Services are the property of Company and will be preserved, maintained and made available in accordance with the requirements of law, and will be surrendered promptly to Company in accordance with its request.

2.4 Company Responsibility. Company shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, documents, instruments and assurances as may be reasonably required by Paying Agent for the carrying out or performing by Paying Agent of the provisions of this Agreement.

3.	Standard Services.

3.1 Reserved.

3.2 Payment of Interest and Principal. All interest payments in respect of the Notes will be made by Paying Agent on the interest payment date to the registered holders in whose names the Notes are registered at the close of business on the record date specified in the Notes next preceding the interest payment date or such other date as is provided in the Notes, which interest payment dates shall be confirmed in writing to Paying Agent by Company as soon as possible following execution of this Agreement. Company shall deliver to Paying Agent, at least five Business Days prior to each interest payment date (or any prepayment and/or repayment date), either a copy of the current register, or confirmation that details previously provided to Paying Agent remain valid and should serve as the basis for payment. All interest payments on the Notes shall be made by Paying Agent by wire transfer of immediately available funds in U.S. dollars to the registered holders of Notes. Paying Agent will pay the principal amount of each Note on October 14, 2017 or upon any redemption date or partial redemption date with respect thereto, together with accrued and unpaid interest due at maturity or such redemption date or partial redemption date, if any, only upon presentation and surrender of such Note on or after the maturity date or redemption date thereof to Paying Agent, unless such date is not a Business Day, in which case the payment will be made on the next Business Day. Paying Agent will forthwith deliver each such Note to Company for cancellation. Any payment made by Company to Paying Agent for Paying Agent to in turn disburse shall be preceded by written confirmation from Company of the payment at least two Business Days before the date Paying Agent is required to make the payment.

3.3 Availability of Funds. Subject to Section 3.6, Company shall assure that funds are received by Paying Agent one Business Day prior to each payment date sufficient to make all payments then due. In the event Company fails to remit such amounts, Paying Agent shall be under no obligation to make such payment.

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3.4 Proprietary Information. Company agrees that the databases, programs, screen and report formats, interactive design techniques, software (including methods or concepts used therein, source code, object code, or related technical information) and documentation manuals furnished to Company by Paying Agent as part of the Services are under the control and ownership of Paying Agent or a third party (including its affiliates) and constitutes copyrighted, trade secret, or other proprietary information (collectively, “Proprietary Information”). In no event shall Proprietary Information be deemed Holder Data. Company agrees that Proprietary Information is of substantial value to Paying Agent or other third party and will treat all Proprietary Information as confidential in accordance with Section 9 of this Agreement. Company shall take reasonable efforts to advise its employees and agents of its obligations pursuant to this Section 3.4.

3.5 Compliance with Laws. Paying Agent is obligated and agrees to comply with all applicable U.S. federal, state and local laws and regulations, codes, orders and government rules in the performance of its duties under this Agreement.

3.6 Prefunded interest payments. Paying Agent shall receive a cash deposit (“Series B Deposit”) of $182,240.00, held in a non-interest bearing account, to be maintained by Paying Agent at one or more of the banks listed in Schedule A to this Agreement, each of which shall be a commercial bank with capital exceeding $1,000,000,000 (each such bank an “Approved Bank”), representing the interest due to Holders of the Series B Notes, up to and including October 14, 2015. Company hereby authorizes and directs Paying Agent that, unless such direction is replaced by a subsequent written direction from Company to Paying Agent, it shall disburse interest payments due on the Series B Notes out of such Series B Deposit until such Series B Deposit has been fully disbursed. The Series B Deposit shall remain uninvested, with no liability for interest thereon. Paying Agent will not provide any investment advice in connection with maintenance of the Series B Deposit pursuant to this Agreement. During the term of this Agreement, the Series B Deposit shall be held in one or more non-interest bearing accounts. The deposit and maintenance of the Series B Deposit in any of the Approved Banks shall be deemed to be at the direction of Company. At any time and from time to time, Company may direct Paying Agent by written notice (i) to deposit the Series B Deposit with a specific Approved Bank, (ii) not to deposit any new amounts in any Approved Bank specified in the notice and/or (iii) to withdraw all or any portion of the Series B Deposit that may then be deposited with any Approved Bank specified in the notice. With respect to any withdrawal notice, Paying Agent will endeavor to withdraw such amount specified in the notice as soon as reasonably practicable. Such withdrawn amounts shall be deposited with any other Approved Bank or any Approved Bank specified by Company in the notice. The amounts held by Paying Agent pursuant to this Agreement are at the sole risk of Company and, without limiting the generality of the foregoing, Paying Agent shall have no responsibility or liability for any diminution of the Series B Deposit which may result from any deposits made pursuant to this Agreement, including any losses resulting from a default by an Approved Bank or any other credit losses (whether or not resulting from such default) or other losses on any deposit required to be liquidated in order to make a payment required hereunder. Company acknowledges and agrees that Paying Agent is acting prudently and at its direction when depositing the Series B Deposit at any Approved Bank, and Paying Agent is not required to make any further inquiries in respect of any Approved Bank. For the avoidance of any doubt, the Series B Deposit shall not form part of the Collateral.

4.	Computershare Disbursing and Payment Services.

4.1 Stop Payments. Company hereby authorizes Computershare to stop payment of checks issued in payment of principal and/or interest, but not presented for payment, when the payees thereof allege either that they have not received the checks or that such checks have been mislaid, lost, stolen, destroyed or, through no fault of theirs, are otherwise beyond their control and cannot be produced by them for presentation and collection, and Computershare shall issue and deliver duplicate checks in replacement thereof, and Company shall indemnify Paying Agent against any loss or damage resulting from reissuance of the checks.

4.2 Tax Withholding. Company hereby authorizes Computershare to deduct from all payments declared by Company and disbursed by Computershare, as paying agent, the tax required to be withheld pursuant to Sections 1441, 1442 and 3406 of the Internal Revenue Code of 1986, as amended, or by any federal or state statutes subsequently enacted, and to make the necessary return and payment of such tax in connection therewith.

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4.3 Bank Accounts. Company acknowledges that the bank accounts maintained by Computershare in connection with the Services will be in Computershare’s name and that Computershare may receive investment earnings in connection with the investment at Computershare’s risk and for its benefit of funds held in those accounts from time to time.

5.	Fees and Expenses.

5.1 Fee and Service Schedules. Company agrees to pay Paying Agent the fees and out-of-pocket expenses for Services performed pursuant to this Agreement as agreed with Paying Agent separately.

5.2 Conversion Funds. If applicable, conversion funding required by any out of proof condition caused by a prior agent’s services shall be advanced to Paying Agent prior to the commencement of Services.

5.3 Invoices. Company agrees to pay all fees and reimbursable expenses within 30 days of the date of the respective billing notice, except for any fees or expenses that are subject to good faith dispute. In the event of such dispute, Company must promptly notify Paying Agent of such dispute and may only withhold that portion of the fee or expense subject to such dispute. Company shall settle such disputed amounts within five (5) Business Days of the date on which the parties agree on the amount to be paid by payment of the agreed amount. If no agreement is reached, then such disputed amounts shall be settled as may be required by law or legal process.

5.4 Late Payments.

(a)	If any undisputed amount in an invoice of Paying Agent (for fees or reimbursable expenses) is not paid within 30 days after receipt of such invoice, Company shall pay Paying Agent interest thereon (from the due date to the date of payment) at a per annum rate equal to eighteen percent (18%). Notwithstanding any other provision hereof, such interest rate shall be no greater than permitted under applicable law.
(b)	The failure by Company to (i) pay an invoice within 90 days after receipt of such invoice or (ii) timely pay two consecutive invoices shall constitute a material breach pursuant to Section 10.4 below. Paying Agent may terminate this Agreement for such material breach immediately and shall not be obligated to provide Company with 30 days to cure such breach.

6.	Representations and Warranties.

6.1 Paying Agent. Paying Agent represents and warrants to Company that:

(a)	Governance. Computershare is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full power, authority and legal right to execute, deliver and perform this Agreement; and
(b)	Compliance with Laws. The execution, delivery and performance of this Agreement by Paying Agent has been duly authorized by all necessary action and constitutes the legal, valid and binding obligation of Paying Agent enforceable against Paying Agent in accordance with its terms and will not violate, conflict with or result in the breach of any material term, condition or provision of, or require the consent of any other party to (i) any existing law, ordinance, or governmental rule or regulation to which Paying Agent is subject, (ii) any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority applicable to Paying Agent, (iii) Paying Agent’s incorporation documents or by-laws, or (iv) any material agreement to which Paying Agent is a party.

6.2 Company. Company represents and warrants to Paying Agent that:

(a)	Governance. It is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and it has full power, authority and legal right to enter into and perform this Agreement; and
(b)	Compliance with Laws. The execution, delivery and performance of this Agreement by Company has been duly authorized by all necessary action and constitutes the legal, valid and binding obligation of Company enforceable against Company in accordance with its terms and will not violate, conflict with or result in the breach of any material term, condition or provision of, or require the consent of any other party to (i) any existing law, ordinance, or governmental rule or regulation to which Company is subject, (ii) any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority applicable to Company, (iii) Company’s incorporation documents or by-laws, (iv) any material agreement to which Company is a party, or (v) exchange rules.

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7.	Indemnification, Limitation of Liability AND SCOPE OF AGENCY.

7.1 Liability. Subject to Section 8 below, Paying Agent shall be liable for any losses, damages, claims, liabilities, penalties, judgments, settlements, actions, suits, proceedings, litigations, investigations, costs or expenses (including without limitation, the fees and expenses of outside counsel and experts and their staffs and all expenses of document location, duplication and shipment)(collectively “Losses”) only to the extent such Losses are determined by a court of competent jurisdiction to be a result of Paying Agent’s gross negligence or willful misconduct; provided, however, that any liability of Paying Agent will be limited in the aggregate to the amounts paid hereunder by Company to Paying Agent as fees and charges, but not including reimbursable expenses, during the twelve (12) months immediately preceding the event for which recovery from Paying Agent is being sought.

7.2 Indemnity. Company shall indemnify and hold Paying Agent harmless from and against, and Paying Agent shall not be responsible for, any and all Losses arising out of or attributable to Paying Agent’s duties under this Agreement or this appointment, including the reasonable costs and expenses of defending itself against any Losses or enforcing this Agreement, except to the extent of liability described in Section 7.1 above

7.3 Scope of Agency. The duties and obligations of Paying Agent shall be determined by the express provisions of this Agreement, and Paying Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth herein and no implied covenants shall be read into this Agreement. It is agreed: (i) that except for the provisions of Section 3 hereof, Paying Agent shall have no liability for payment of principal or interest on, nor for any payment with respect to the Notes and in no case shall Paying Agent be deemed an obligor, endorser or guarantor of the Note for any purpose whatsoever; (ii) that Paying Agent shall not be liable to Company nor any holder of the Notes for any interest which may accrue after maturity on the Notes by reason of Company making available insufficient funds to make the payments to the holder of the Notes; and (iii) that Paying Agent shall have no responsibility to invest moneys received by it under this Agreement. In no case shall Paying Agent be liable for:

(a)	Company’s lack of good faith, negligence or willful misconduct or the breach of any representation or warranty of Company hereunder;
(b)	The reliance on or use by Paying Agent or its agents or subcontractors of any (i) information, records, data, and documents which have been prepared and/or maintained by Company or any other person or firm on behalf of Company, including any former paying agent or registrar, and provided to Paying Agent or its agents or subcontractors; (ii) paper or document reasonably believed to be genuine and to have been signed by the proper person or persons, including Holders and their authorized agents or representatives (e.g. power of attorney); and (iii) electronic instructions from Company or Holders and their authorized agents or representatives (e.g. power of attorney) submitted through any electronic means pursuant to security procedures established by Paying Agent;
(c)	The negotiation and processing of all checks; and
(d)	The recognition, acceptance, or processing by Paying Agent of Note certificates which are reasonably believed to bear the proper manual or facsimile signatures of officers of Company, and the proper countersignature of any transfer agent or registrar, or of a co-transfer agent or co-registrar.

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7.4 Instructions. From time to time, Company may provide Paying Agent with instructions concerning the Services. In addition, at any time Paying Agent may apply to any officer of Company for instruction, and may consult with legal counsel for Paying Agent or Company with respect to any matter arising in connection with the Services to be performed by Paying Agent under this Agreement. Paying Agent and its agents and subcontractors shall not be liable and shall be indemnified by Company for any action taken or omitted by Paying Agent in reliance upon any Company instructions or upon the advice or opinion of such counsel. Paying Agent shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from Company.

8. Damages. Without limiting Company’s indemnification obligations set forth in Section 7.2 above, neither party shall be liable for any incidental, indirect, special or consequential damages of any nature whatsoever, including, but not limited to, loss of anticipated profits, occasioned by a breach of any provision of this Agreement even if apprised of the possibility of such damages.

9. Confidentiality.

9.1 Definition. “Confidential Information” shall mean any and all technical or business information relating to Paying Agent or Company, including, without limitation, financial, marketing and product development information, Holder information (including any non-public information of such Holder), Proprietary Information, and the terms and conditions (but not the existence) of this Agreement, that is disclosed or otherwise becomes known to the other or its affiliates, agents or representatives before or during the term of this Agreement. Confidential Information constitutes trade secrets and is of great value to the owner (or its affiliates). Confidential Information shall not include any information that is: (a) already known to the other or its affiliates at the time of the disclosure; (b) publicly known at the time of the disclosure or becomes publicly known through no wrongful act or failure of the other; (c) subsequently disclosed to the other or its affiliates on a non-confidential basis by a third party not having a confidential relationship with the owner and which rightfully acquired such information; or (d) independently developed by one without access to the Confidential Information of the other.

9.2 Use and Disclosure. All Confidential Information of Paying Agent or Company will be held in confidence by the other with at least the same degree of care as such party protects its own confidential or proprietary information of like kind and import, but not less than a reasonable degree of care. Neither Paying Agent nor Company will disclose in any manner Confidential Information of the other in any form to any person or entity without the other's prior consent. However, each may disclose relevant aspects of the other's Confidential Information to its officers, affiliates, agents, subcontractors and employees to the extent reasonably necessary to perform its duties and obligations under this Agreement and such disclosure is not prohibited by applicable law. Without limiting the foregoing, each of Paying Agent and Company will implement such physical and other security measures and controls as are necessary to protect (a) the security and confidentiality of Confidential Information; (b) against any threats or hazards to the security and integrity of Confidential Information; and (c) against any unauthorized access to or use of Confidential Information. To the extent that Paying Agent or Company delegates any duties and responsibilities under this Agreement to an agent or other subcontractor, the party ensures that such agent and subcontractor are contractually bound to confidentiality terms consistent with the terms of this Section 9.

9.3 Required or Permitted Disclosure. In the event that any requests or demands are made for the disclosure of Confidential Information, other than requests to Paying Agent for Holder records pursuant to standard subpoenas from state or federal government authorities (e.g., divorce and criminal actions), the party receiving such request will promptly notify the other to secure instructions from an authorized officer of such party as to such request and to enable the other the opportunity to obtain a protective order or other confidential treatment, unless such notification is otherwise prohibited by law or court order. Each of Paying Agent and Company expressly reserves the right, however, to disclose Confidential Information to any person whenever it is advised by counsel that it may be held liable for the failure to disclose such Confidential Information or if required by law or court order.

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9.4 Unauthorized Disclosure. As may be required by law and without limiting Paying Agent or Company’s rights, respectively, in respect of a breach of this Section 9, each of Paying Agent and Company will promptly:

(a)	notify the other in writing of any unauthorized possession, use or disclosure of the other's Confidential Information by any person or entity that may become known to such party;
(b)	furnish to the other full details of the unauthorized possession, use or disclosure; and
(c)	use commercially reasonable efforts to prevent a recurrence of any such unauthorized possession, use or disclosure of Confidential Information.

9.5 Costs. Each of Paying Agent and Company will bear the costs it incurs as a result of compliance with this Section 9.

10. Term and Termination.

10.1 Term. The term of this Agreement shall be three (3) years from the date first stated above unless terminated pursuant to the provisions of this Section 10, or upon final redemption of the Notes.

10.2 Early Termination. Notwithstanding anything herein to the contrary, Company may terminate this Agreement prior to the expiration or redemption of the Notes, for any reason, including but not limited to, its liquidation, acquisition, merger or restructuring. In such event, Company shall notify the Holders of such termination and pay to Paying Agent and/or Collateral Agent, as applicable, (a) the fees and expenses incurred as of the termination date and (b) conversion costs and expenses in accordance with Section 10.3 of this Agreement. This Section 10.2 shall not apply if Paying Agent is terminated pursuant to Section 10.4 of this Agreement.

10.3 Costs and Expenses. In the event of the expiration or termination of this Agreement by either Paying Agent or Company, Company agrees to pay all costs and expenses associated with the movement of records and materials to Company or the successor agent, including (a) all reasonable out-of-pocket costs; and (b) expenses in an amount equal to 10% of the aggregate fees (not including reimbursable expenses) incurred by Company during the immediately preceding twelve (12) month period; provided, however, such expense amount under this Section 10.3(b) shall in no event be less than three thousand, seven hundred and fifty ($3,750.00) dollars.

10.4 Termination. This Agreement may be terminated at any time by Paying Agent or Company upon a material breach of a representation, covenant or term of this Agreement by Paying Agent or Company, which is not cured within thirty (30) days after the date of written notice thereof by the other.

10.5 Resignation. Paying Agent may at any time resign as Paying Agent hereunder by giving 30 days written notice to Company of such intention on its part, specifying the date on which its desired resignation shall become effective, subject to the appointment of a successor paying agent and acceptance of such appointment by such successor paying agent, as hereinafter provided. Paying Agent may be removed upon not less than 30 days written notice (or such shorter period acceptable to Paying Agent) by the filing with it of an instrument in writing signed by or on behalf of Company and specifying such removal and the date when it shall become effective, and upon payment of any fees then due to it. Such resignation or removal shall take effect upon the appointment by Company, as hereinafter provided, of a successor paying agent and the acceptance of such appointment by such successor paying agent. In the event a successor paying agent has not been appointed and has not accepted its duties within 90 days of the agent’s notice of resignation, Paying Agent may apply to any court of competent jurisdiction for the designation of a successor paying agent.

10.6 Removal. In case at any time Paying Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or make an assignment for the benefit of its creditors or consent to the appointment of a receiver or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or custodian of it or all or any substantial part of its property shall be appointed, or if any public officer shall have taken charge or control of Paying Agent or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor paying agent shall be appointed by Company by an instrument in writing, filed with the successor paying agent. Upon the appointment as aforesaid of a successor agent and acceptance by the latter of such appointment, the paying agent so superseded shall cease to be an agent hereunder.

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10.7 Appointment of Successor. Any successor paying agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to Company, an instrument accepting such appointment hereunder and agreeing to be bound by the terms hereof, and thereupon such successor paying agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, immunities, duties and obligations of such predecessor with like effect as if originally named as Paying Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor paying agent shall be entitled to receive, all moneys, securities and other property on deposit with or held by such predecessor, as agent hereunder.

11. Assignment. Neither this Agreement nor any rights or obligations hereunder may be assigned by

Company or Paying Agent without the written consent of the other; provided, however, that Paying Agent may, without further consent of Company, assign any of its rights and obligations hereunder to any affiliated paying agent registered under Rule 17Ac2-1 promulgated under the Securities Exchange Act of 1934, as amended.

12.   SUBCONTRACTORS AND UNAFFILIATED THIRD PARTIES.

12.1 Subcontractors. Paying Agent may, without further consent of Company, subcontract with (a) any affiliates, or (b) unaffiliated subcontractors for such services as may be required from time to time (e.g. lost holder searches, escheatment, telephone and mailing services) and shall not be liable for the acts of any such party so long as Paying Agent uses due care in selecting such party.

12.2 Unaffiliated Third Parties. Nothing herein shall impose any duty upon Paying Agent in connection with or make Paying Agent liable for the actions or omissions to act of unaffiliated third parties (other than subcontractors referenced in Section 12.1 of this Agreement) such as, by way of example and not limitation, airborne services, delivery services, the U.S. mails, and telecommunication companies, provided, if Paying Agent selected such company, Paying Agent exercised due care in selecting the same.

13. Miscellaneous.

13.1 Notices. Any notice or communication by Paying Agent, Collateral Agent or Company to the other pursuant to this Agreement is duly given (i) if sent by facsimile or email, upon receipt of confirmation from the transmitting equipment or (ii) if in writing and delivered in person or sent by overnight delivery service or first class mail, postage prepaid, to the other’s address, upon receipt thereof:

If to Company:	ROI LAND INVESTMENTS, LTD. 825 Lebourgneuf Blvd, Suite 315 Quebec, QUEBEC G2J 0B9 Tel: 1-418-781-2954 Facsimile: Attention: Sebastian Cliché

If to Collateral Agent and/or Paying Agent:

Computershare Trust Company, N.A.

8742 Lucent Boulevard, Suite 225

Highlands Ranch, CO 80129

Facsimile: (303) 262-0608

Attention: John M. Wahl

with a copy, in the case of Paying Agent, to:

Computershare, Inc.

480 Washington Boulevard

Jersey City, NJ 07310

Facsimile: (201) 680-4610

Attention: General Counsel

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Company authorizes Paying Agent to rely upon and comply with instructions or directions sent via unsecured facsimile or email transmission and Paying Agent shall not be liable for any loss, liability or expense of any kind incurred by Company or any third party due to Paying Agent’s reliance upon and compliance with instructions or directions given by unsecured facsimile or email transmission, provided, however, that such losses have not arisen from the gross negligence or willful misconduct of Paying Agent, it being understood that the failure of Paying Agent to verify or confirm that the person providing the instructions or directions, is, in fact, an authorized person does not constitute gross negligence or willful misconduct.

13.2 No Expenditure of Funds. No provision of this Agreement shall require Paying Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it shall believe in good faith that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

13.3 Successors. All the covenants and provisions of this Agreement by or for the benefit of Company or Paying Agent shall bind and inure to the benefit of their respective successors and assigns hereunder. Any Person into which any Paying Agent may be merged or converted, or with which Paying Agent may be consolidated, or any Person resulting from any merger, conversion or consolidation to which Paying Agent shall be a party, or any Person to which such Paying Agent shall sell or otherwise transfer all or substantially all of its assets and business, or any Person succeeding to the corporate trust business of such Paying Agent shall be the successor to Paying Agent hereunder, without the execution or filing of any document or any further act on the part of the parties hereto.

13.4 Amendments. This Agreement may be amended or modified by a written amendment executed by the parties hereto.

13.5 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provision, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

13.6 Governing Law. This Agreement shall be governed by the laws of the State of New York (without regards to its conflicts of law rules and principles).

13.7 Force Majeure. Notwithstanding anything to the contrary contained herein, neither Paying Agent nor Collateral Agent shall be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

13.8 Third Party Beneficiaries. The provisions of this Agreement are intended to benefit only Paying Agent, Collateral Agent, Company and their respective permitted successors and assigns. No rights shall be granted to any other person by virtue of this Agreement, and there are no third party beneficiaries hereof, except the Holders.

13.9 Survival. All provisions regarding indemnification, warranty, liability and limits thereon, and confidentiality and protection of proprietary rights and trade secrets shall survive the termination or expiration of this Agreement.

13.10 Priorities. In the event of any conflict, discrepancy, or ambiguity between the terms and conditions contained in this Agreement and any schedules or attachments hereto, the terms and conditions contained in this Agreement shall take precedence.

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13.11 Reserved.

13.12 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by all parties hereto, and no presumption or burden or proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

13.13 Descriptive Headings. Descriptive headings contained in this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

13.14 Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

13.15 Waiver of Jury Trial. The parties hereto irrevocably waive any right to trial by jury in any legal proceeding arising out of this Agreement or the transactions contemplated herein.

14.  the collateral agent.

14.1 Exculpatory Provisions. Collateral Agent shall not have any duties or obligations except those expressly set forth herein and in the other Note Documents to which Collateral Agent is a party. Without limiting the generality of the foregoing, Collateral Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing, and the duties of Collateral Agent shall be ministerial and administrative in nature;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Note Documents to which Collateral Agent is a party, that Collateral Agent is required to exercise as directed in writing the Required Holders, provided that Collateral Agent shall not be required to take any action that may expose Collateral Agent to liability or that is contrary to any Note Document or applicable law;

(c) shall not, except as expressly set forth herein and in the other Note Documents to which Collateral Agent is a party, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Company or any of its affiliates that is communicated to or obtained by the Person serving as Collateral Agent or any of its affiliates in any capacity; and

(d) upon the occurrence of a Default or an Event of Default, shall have no duty, liability, responsibility or obligation to take any action with respect thereto in the absence of a direction from the Required Holders.

(e) Collateral Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Holders or (ii) in the absence of its own gross negligence or willful misconduct. Collateral Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until written notice describing such Default or Event of Default is given to Collateral Agent by Company or any Holder stating that such notice is a “notice of Default”, or a “notice of Event of Default,” as the case may be.

(f) Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Note Document, (ii) the contents of any certificate, request, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Note Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in the Note Documents, including without limitation the conditions to closing in the Note Purchase Agreements.

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(g) Collateral Agent shall not be responsible in any manner for any recital, statement, representation, warranty, covenant or agreement made by Company, the Holders or any officer or related Person thereof contained in this Agreement or any other Note Document, or in any certificate, report, request, statement or other document referred to or provided for in, or received by Collateral Agent under or in connection with, the Note Documents, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Note Documents, or for any failure of any other party to any Note Document to perform its obligations thereunder. Collateral Agent shall not be under any obligation to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Note Documents. Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, or other paper or document.

(h) Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Note Document unless it shall first receive such advice or concurrence of the Required Holders as it determines. Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting in accordance with a request, direction, instruction or consent of the Required Holders.

(i) Collateral Agent shall not have any obligation whatsoever (i) to assure that Collateral Agent’s Liens have been properly or sufficiently or lawfully created, perfected, protected, maintained or enforced or are entitled to any particular priority, (ii) to determine whether all or the property constituting Collateral intended to be subject to the Lien and security interest of the Note Documents has been properly and completely listed or delivered, as the case may be, (iii) as to the genuineness, validity, marketability or sufficiency thereof or title thereto, or (iv) absent written direction of the Required Holders, to exercise at all or in any particular manner or to continue exercising, any of the rights, authorities, and powers granted or available to Collateral Agent pursuant to this Agreement and the other Note Documents. Collateral Agent will not be responsible or liable for the existence, genuineness, value or protection of any Collateral, for the legality, enforceability, effectiveness or sufficiency of the Note Documents, for the creation, perfection, priority, sufficiency or protection of any Lien or any defect or deficiency as to any such matters. Without limiting the generality of the foregoing, Collateral Agent has no duty or liability in connection with any Intercompany Loan Documents, including without limitation the Mortgage.

(j) The grant of permissive rights or powers to Collateral Agent shall not be construed to impose duties to act.

(k) Collateral Agent shall not be liable for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters. Collateral Agent shall not be liable for any indirect, special, punitive, incidental or consequential damages (including but not limited to lost profits) whatsoever, even if it has been informed of the likelihood thereof and regardless of the form of action.

(l) In each case that Collateral Agent may or is required hereunder or under any other Note Document to take any action (an “Action”), including without limitation to make any determination, to give consents, to exercise rights, powers or remedies, to release or sell Collateral, to give any notice, to make any request, to give any direction or otherwise to act hereunder or under any other Note Document, Collateral Agent may seek direction from the Required Holders. Collateral Agent shall not be liable with respect to any Action taken or omitted to be taken by it in accordance with such direction. If Collateral Agent shall request such direction with respect to any Action, Collateral Agent shall be entitled to refrain from such Action unless and until Collateral Agent shall have received such direction, and Collateral Agent shall not incur liability to any Person by reason of so refraining.

(m) Notwithstanding anything to the contrary in this Agreement or any other Note Document, in no event shall Collateral Agent be responsible for, or have any duty or obligation with respect to, the recording, filing, registering, perfection, protection or maintenance of the security interests or Liens intended to be created by the Note Documents (including without limitation the filing or continuation of any UCC financing or continuation statements or similar documents or instruments), nor shall Collateral Agent be responsible for, and Collateral Agent make no representation regarding, the validity, effectiveness or priority of any of the Note Documents or the security interests or Liens intended to be created thereby.

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(n) Collateral Agent shall not be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than this Agreement and the other Note Documents to which it is a party, whether or not an original or a copy of such agreement has been provided to Collateral Agent; and Collateral Agent shall not have any duty to know or inquire as to the performance or nonperformance of any provision of any such agreement, instrument, or document. Without limiting the generality of the foregoing, Collateral Agent shall not be responsible for verifying or confirming that any instructions provided to it are in compliance with the terms of any document.

14.2 Reliance by Collateral Agent. Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. Collateral Agent may consult with legal counsel (who may be counsel for Company, or a Holder), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

14.3 Delegation of Duties. Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Note Document by or through any one or more sub-agents appointed by Collateral Agent. Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective affiliates. The exculpatory provisions of this Section 14 shall apply to any such sub-agent and to the Affiliates of Collateral Agent and any such sub-agent.

14.4 Resignation and Removal of Collateral Agent.

Collateral Agent may at any time give notice of its resignation to Company and the Holders. Upon receipt of any such notice of resignation, Company shall appoint a successor Collateral Agent. If no such successor shall have been so appointed by Company and shall have accepted such appointment within thirty (30) days after the retiring Collateral Agent gives notice of its resignation, then the Required Holders may appoint a successor Collateral Agent; provided that if no such successor Collateral Agent has been appointed, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Collateral Agent shall be discharged from its duties and obligations hereunder and under the other Note Documents and the retiring Collateral Agent shall deliver the Collateral to or to the written order of the Holder holding the largest aggregate principal amount of Notes) and (2) all payments, communications and determinations provided to be made by, to or through Collateral Agent shall instead be made by or to the Holders directly, until such time as the Required Holders appoint a successor Collateral Agent as provided for above in this Section. Upon the acceptance of a successor's appointment as Collateral Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Collateral Agent, and the retiring Collateral Agent shall be discharged from all of its duties and obligations hereunder or under the other Note Documents (if not already discharged therefrom as provided above in this Section), subject to Collateral Agent’s continuing rights pursuant to Section 15.3 of the Note Purchase Agreement. Anything herein to the contrary notwithstanding, if at any time, the Required Holders determine, in their sole discretion, that the Person serving as Collateral Agent is no longer an acceptable Collateral Agent, the Required Holders may, by notice to Company and such Person, remove such Person as Collateral Agent and appoint a replacement Collateral Agent hereunder. Such removal will, to the fullest extent permitted by applicable law, be effective on the earlier of (i) the date a replacement Collateral Agent is appointed and (ii) the date thirty (30) days after the giving of such notice by the Required Holders (regardless of whether a replacement Collateral Agent has been appointed).

14.5 Non-Reliance on Collateral Agent. Each of the Holders acknowledges that it has, independently and without reliance upon Collateral Agent or any other Person or any of their affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the Note Documents. Each of the Holders also acknowledges that it will, independently and without reliance upon Collateral Agent or any other Person and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon the Note Document or any related agreement or any document furnished hereunder or thereunder.

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14.6 Own Funds. No provision of the Agreement shall require Collateral Agent to expend or risk its own funds or to otherwise incur any financial liability in the performance of any of its duties hereunder or under any of the other Note Documents to which it is a party, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

14.7 Other Agent. At any time or times, for the purposes of conforming to any legal requirements, restrictions, convenience or conditions in any state or jurisdiction in which any part of the Collateral may be located, Collateral Agent, upon instructions, indemnity and any required funding by the Required Holders, shall appoint another Person to act as separate collateral agent (the “Other Agent”).  The Other Agent appointed hereunder shall execute, acknowledge and deliver to Company and Collateral Agent an instrument in acceptance of its appointment.

14.8 Environmental Matters. Collateral Agent shall not assume, be responsible for or otherwise be obligated for any liabilities, claims, causes of action, suits, losses, allegations, requests, demands, penalties, fines, settlements, damages (including foreseeable and unforeseeable), judgments, expenses and costs (including but not limited to, any remediation, corrective action, response, removal or remedial action, or investigation, operations and maintenance or monitoring costs, for personal injury or property damages, real or personal) of any kind whatsoever, pursuant to any environmental law as a result of the Note Documents or any actions taken pursuant thereto. Further, in the exercise of its rights under the Note Documents to which it is a party, Collateral Agent may hold or obtain indicia of ownership primarily to protect the security interest of Collateral Agent in the Collateral and any such actions taken by Collateral Agent shall not be construed as or otherwise constitute any participation in the management of such Collateral as those terms are defined in Section 101(20)(E) of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. §§ 9601 et seq., as amended.

14.9 Required Holders. The Required Holders may direct the time, method and place of conducting any proceeding for any remedy available to Collateral Agent or of exercising any power conferred on Collateral Agent. Collateral Agent, however, may refuse to follow any direction that conflicts with law or the Note Documents to which Collateral Agent is a party or that may involve Collateral Agent in personal liability. Collateral Agent shall be under no obligation to exercise any of its rights or powers under any Note Document at the request or direction of any of the Holders unless the Holders have offered to Collateral Agent indemnity or security satisfactory to Collateral Agent against any actual or potential loss, liability or expense.

[The remainder of this page has been intentionally left blank. The signature page follows.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by one of its officers thereunto duly authorized, all as of the date first written above.

Computershare Inc., as Paying Agent	ROI Land Investments, LTD

By: __________________________	By: _________________________
Name: ________________________	Name: _______________________
Title: _________________________	Title: ________________________

Computershare Trust Company, N.A., as Collateral Agent

By: _________________________
Name: _______________________
Title: ________________________

[SIGNATURE PAGE TO AGENCY AGREEMENT]

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SCHEDULE A

APPROVED BANKS

Bank of America

Bank of Scotland PLC

BMO Harris Bank, N.A.

Goldman Sachs

RBS (and affiliates)

RBS NV (former ABN AMRO)

UMB

Societe Generale

Santander

Rabobank

National Australian Bank

BNP Paribas SA

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